UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 6, 2008 (May 1, 2008)

CHINA TRANSINFO TECHNOLOGY CORP.

(Exact name of registrant as specified in its charter)

Nevada	000-51792	87-0616524

(State of Incorporation)	(Commission File No.)	(IRS Employer ID No.)

07 Floor E-Wing Center
No. 113 Zhichunlu, Haidian District
Beijing, China 100086

(Address of Principal Executive Offices)

(86 10) 82671299
Registrant’s Telephone Number, Including Area Code:

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 1, 2008, the board of directors (the “Board”) of China TransInfo Technology Corp. (the “Company”), in accordance with Article III of the Company’s Bylaws, increased the size of the Board of the Company from two to five and elected Messrs. Jay Trien, Zhongsu Chen and Dan Liu (the “Independent Directors”) as directors of the Company to fill the vacancies created by such increase, each to serve on the Board as an “independent director” as defined by Rule 4200(a)(15) of the Marketplace Rules of The Nasdaq Stock Market, Inc. (the “Nasdaq Marketplace Rules”). A copy of the press release announcing such elections is attached to this report as Exhibit 99.4.

On the same day, the Company entered into separate Independent Director’s Contracts and Indemnification Agreements with each of the Independent Directors. Under the terms of the Independent Director’s Contracts, the Company agreed to pay Mr. Trien an annual fee of $30,000, Dr. Chen an annual fee of RMB 96,000 (approximately $13,714) and Mr. Liu an annual fee of $20,000, as compensation for the services to be provided by them as Independent Directors. Under the terms of the Indemnification Agreements, the Company agreed to indemnify the Independent Directors against expenses, judgments, fines, penalties or other amounts actually and reasonably incurred by the Independent Directors in connection with any proceeding if the Independent Director acted in good faith and in the best interests of the Company.

The Company also entered into separate Stock Option Agreements with each of Mr. Trien and Dr. Chen. Under the terms of the Stock Option Agreements, the Company agreed to grant a stock option to each of Mr. Trien and Dr. Chen for the purchase of 30,000 shares of common stock of the Company at an exercise price equal to the closing price as reported on the OTC Bulletin Board on the grant date of the option. The options will vest in equal installments (“Installments”) on a quarterly basis over a three-year period.

The foregoing summary of the material terms and conditions of the Independent Director’s Contracts, the Indemnification Agreements and the Stock Option Agreements does not purport to be complete and is qualified in its entirety by reference to the Independent Director’s Contracts, the Indemnification Agreements and the Stock Option Agreements attached to this report as Exhibit 10.1 through 10.8.

Jay Trien. Since April 1989, Mr. Trien has been a senior partner at Trien Rosenberg Weinberg Ciullo & Fazzari LLP., a certified public accounting and business consulting firm with offices in Morristown, New Jersey and New York City. He oversees the firm’s financial and accounting service groups and also directs its M&A and capital finance departments. Mr. Trien has published several articles on accounting issues in American Venture Magazine, Capital Growth’s Guide to Entrepreneurial Venture Financing, NJBIZ and the Journal of the Family Firm Institute. Mr. Trien is the president of the Venture Association of New Jersey as well as the New Media Association of New Jersey and is a member of the American Institute of Certified Public Accountants, New Jersey Bar Association, New Jersey Society of Certified Public Accountants, New York State Society of Certified Public Accountants, the National Litigation Support Services Association and the Alliance of Merger & Acquisition Advisors. Mr. Trien is a Certified Public Accountant, holds a Bachelor’s of Science in Economics from The Wharton School of the University of Pennsylvania and a Juris Doctor degree from Rutgers Law School.

Zhongsu Chen. Dr. Chen has more than 20 years of experience in information technology, including nine years in Wall Street firms such as DLJ, Standard & Poor’s, New York Life and Ambac Financial Group. Since May 2005, Dr. Chen has been the managing director of Time Innovation Ventures, a venture capital company. He also serves on the board of directors for Beijing Ahelios Consulting, an IT consulting company and Beijing Xiakexing Network Technologies, a Chinese company producing animation products. From 2001 to 2005, Dr. Chen worked as the deputy chief technology officer at the Shanghai Stock Exchange. From 2003 to 2004, he led China’s National Financial Standardization Securities Trading Protocol Working Group, which defined China’s Securities Trading Exchange Protocol technology standard, and served as an advisor for the Shenzhen Stock Exchange Technology Development Strategy Committee. In 2006, Dr. Chen was appointed by the Chinese government as a member of the Working Group for the Foundation of China’s Futures Exchange. Dr. Chen holds a Bachelor’s degree in mathematics/computer science from Pace University, a Master’s degree in mathematical sciences from The Johns Hopkins University and a PhD degree in computer science/operations research from Stevens Institute of Technology.

Dan Liu. Mr. Liu has over 40 years of experience in the electronics and information sectors. Mr. Liu held several management positions at China Electronics Import and Export Corporation for more than ten years and was vice president of China Electronics Corporation from 1990 to 1991. From 1991 to 1997, Mr. Liu was chairman of the board of Intel (China), a semiconductor manufacturer. Mr. Liu was also senior advisor to Motorola (China), a provider of mobile devices and broad band communication and enterprise mobility solutions, from 1994 to 1998. From 1991 to 2000, Mr. Liu was the president of China Tongda Networking Corporation, a communication system integration company. From 2001 to 2002, Mr. Liu was the Vice General Manager of China Electronics Corporation. Mr. Liu is currently a councillor at Chinese Association of Electronics, China Software Industry Association, China News Technology Association, and China Public Relations Association. Mr. Liu holds a Bachelor’s degree in Communication Engineering from Harbin Engineering University.

There are no arrangements or understandings between any of the Independent Directors and any other persons pursuant to which they were selected as directors. There are no transactions between the Company and any Impendent Director that would require disclosure under Item 404(a) of Regulation S-K.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 1, 2008, the Board of the Company adopted Amended and Restated Bylaws, which substantially revised the Company's existing Bylaws. The following is a summary of certain provisions of the Amended and Restated Bylaws adopted by the Board and is qualified by reference to the full text of the Amended and Restated Bylaws, a copy of which is attached as Exhibit 3.1 to this report.

Generally, the Amended and Restated Bylaws update the Company’s former Bylaws. The modifications to the former Bylaws of the Company include:

(a) special meetings of stockholders will now be called by the President or Secretary of the Company at the request in writing of the holders of not less than thirty percent of all the shares issued, outstanding and entitled to vote, as opposed to the Company’s former Bylaws which provided that the Board will call special meetings at the request in writing of ten percent of such holders;

(b) a new provision providing that at any meeting of stockholders, every stockholder having the right to vote will be entitled to vote in person or by proxy appointed by an instrument in writing subscribed by such stockholder and bearing a date not more than 6 months prior to such meeting, unless such instrument provides for a longer period;

(c) the record date for determining stockholders entitled to notice of or to vote at a meeting of stockholders is now not less than ten nor more than sixty days prior to such meeting, as opposed to the provision in the Company’s previous Bylaws requiring not more than fifty nor less than ten days notice;

3

(d) the number of directors of the Company is now be fixed as the Board may from time to time designate, while the Company’s previous Bylaws provide that the number of directors be not mare than nine by the resolution of the Board;

(e) a new provision providing that the Company’s Board may authorize the issuance of uncertificated shares of some or all of the shares of any or all of the Company’s classes or series;

(f) the Amended and Restated Bylaws provide that the Company’s Board fix the fiscal year end, while the former Bylaws stated that the fiscal year end was December 31;

(g) a new provision providing that in all offerings of securities pursuant to Regulation S of the Securities Act of 1933, as amended (the “Act”), the Company will require that its stock transfer agent refuse to register any transfer of securities not made in accordance with the provisions of Regulation S, pursuant to registration under the Act or an available exemption thereunder;

(h) a new provision providing that no loans will be contracted on behalf of the Company and no evidence of indebtedness will be issued in its name unless authorized by a resolution of the Board, which authority may be general or confined to specific instances; and

(i) a new provision providing that no contract or transaction between the Company and one or more of its directors or officers, or between the Company and any other corporation, partnership, association, or other organization in which one or more of its directors or officers are directors or officers or have a financial interest, will be void or voidable solely for this reason, solely because the director or officer is present at or participates in the meeting of the Board or committee thereof which authorizes the contract or transaction, or solely because his or their votes are counted for such purpose, if: (1) the fact as to his relationship or interest and as to the contract or transaction is known to the Board or the committee, and the Board or committee in good faith authorizes the contract or transaction by the affirmative vote of a majority of the disinterested directors, even though the disinterested directors be less than a quorum; or (2) the fact as to his relationship or interest and as to the contract or transaction is known to the stockholders entitled to vote thereon, and the contract or transaction is specifically approved in good faith by vote of the stockholders; or (3) the contract or transaction is fair as to the Company as of the time it is authorized, approved, or ratified by the Board, a committee thereof, or the stockholders.

Item 8.01.	Other Events

On May 1, 2008, the Board of the Company, including the Independent Directors, established an Audit Committee, a Compensation Committee, and a Governance and Nominating Committee and appointed each of the Independent Directors to each committee. Mr. Trien was appointed as the Chair of the Audit Committee, Mr. Liu was appointed as the Chair of the Compensation Committee and Dr. Chen was appointed as the Chair of the Governance and Nominating Committee. The Board also determined that Mr. Trien possesses accounting or related financial management experience that qualifies him as financially sophisticated within the meaning of Rule 4350(d)(2)(A) of the Nasdaq Marketplace Rules and that he is an “audit committee financial expert” as defined by the rules and regulations of the Securities and Exchange Commission. Copies of the Audit Committee Charter, the Compensation Committee Charter, and the Governance and Nominating Committee Charter are attached to this report as Exhibits 99.1, 99.2 and 99.3, respectively, and are incorporated herein by reference. Each committee charter will also be posted on the corporate governance page of the Company's website at www.chinatransinfo.com as soon as practicable.

4

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

3.1	Amended and Restated Bylaws of China TransInfo Technology Corp., adopted May 1, 2008.
10.1	China TransInfo Technology Corp. Independent Director’s Contract, dated as of May 1, 2008, by and between China TransInfo Technology Corp. and Jay Trien.
10.2	China TransInfo Technology Corp. Independent Director’s Contract, dated as of May 1, 2008, by and between China TransInfo Technology Corp. and Zhongsu Chen.
10.3	China TransInfo Technology Corp. Independent Director’s Contract, dated as of May 1, 2008, by and between China TransInfo Technology Corp. and Dan Liu.
10.4	Indemnification Agreement, dated as of May 1, 2008, by and between China TransInfo Technology Corp. and Jay Trien.
10.5	Indemnification Agreement, dated as of May 1, 2008, by and between China TransInfo Technology Corp. and Zhongsu Chen.
10.6	Indemnification Agreement, dated as of May 1, 2008, by and between China TransInfo Technology Corp. and Dan Liu.
10.7	China TransInfo Technology Corp. Stock Option Agreement, dated as of May 1, 2008, by and between China TransInfo Technology Corp. and Jay Trien.
10.8	China TransInfo Technology Corp. Stock Option Agreement, dated as of May 1, 2008, by and between China TransInfo Technology Corp. and Zhongsu Chen.
99.1	China TransInfo Technology Corp. Audit Committee Charter, adopted May 1, 2008.
99.2	China TransInfo Technology Corp. Compensation Committee Charter, adopted May 1, 2008.
99.3	China TransInfo Technology Corp. Governance and Nominating Committee Charter, adopted May 1, 2008.
99.4	Press Release, dated May 2, 2008.

5

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

China TransInfo Technology Corp.

Date: May 6, 2008

/s/ Shudong Xia
Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

3.1	Amended and Restated Bylaws of China TransInfo Technology Corp., adopted May 1, 2008.
10.1	China TransInfo Technology Corp. Independent Director’s Contract, dated as of May 1, 2008, by and between China TransInfo Technology Corp. and Jay Trien.
10.2	China TransInfo Technology Corp. Independent Director’s Contract, dated as of May 1, 2008, by and between China TransInfo Technology Corp. and Zhongsu Chen.
10.3	China TransInfo Technology Corp. Independent Director’s Contract, dated as of May 1, 2008, by and between China TransInfo Technology Corp. and Dan Liu.
10.4	Indemnification Agreement, dated as of May 1, 2008, by and between China TransInfo Technology Corp. and Jay Trien.
10.5	Indemnification Agreement, dated as of May 1, 2008, by and between China TransInfo Technology Corp. and Zhongsu Chen.
10.6	Indemnification Agreement, dated as of May 1, 2008, by and between China TransInfo Technology Corp. and Dan Liu.
10.7	China TransInfo Technology Corp. Stock Option Agreement, dated as of May 1, 2008, by and between China TransInfo Technology Corp. and Jay Trien.
10.8	China TransInfo Technology Corp. Stock Option Agreement, dated as of May 1, 2008, by and between China TransInfo Technology Corp. and Zhongsu Chen.
99.1	China TransInfo Technology Corp. Audit Committee Charter, adopted May 1, 2008.
99.2	China TransInfo Technology Corp. Compensation Committee Charter, adopted May 1, 2008.
99.3	China TransInfo Technology Corp. Governance and Nominating Committee Charter, adopted May 1, 2008.
99.4	Press Release, dated May 2, 2008.